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                                  Exhibit 10.7

                       HUNGARIAN TELEPHONE AND CABLE CORP.

         1992 INCENTIVE STOCK OPTION PLAN, AS AMENDED AS OF MAY 21, 2001

         1. Purpose. The purpose of the 1992 Incentive Stock Option Plan of
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Hungarian Telephone and Cable Corp. (the "Corporation") is to provide incentive to employees of the Corporation, to encourage employee proprietary interest in the Corporation, to encourage employees to remain in the employ of the Corporation, and to attract to the Corporation individuals of experience and ability to serve as employees, directors and consultants.

         2. Definitions.
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                (a) "Board" shall mean the Board of Directors of the
         Corporation.

                (b) "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time.

                (c) "Common Stock" shall mean the $.001 par value Common stock of the Corporation.

                (d) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan.

                (e) "Corporation" shall mean Hungarian Telephone and Cable Corp., a Delaware corporation, its parent or any of its subsidiaries.

                (f) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                (g) "Employee" shall mean an individual (who may be an officer or a director) employed by the Corporation (within the meaning of the Code section 3401 and the regulations thereunder).

                (h) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Committee, at which an Option may be exercised.

                (i) "Fair Market Value" of a share of Common Stock on any day shall mean the average of the daily closing prices for the prior twenty
         (20) trading days of a share of the Company's Common Stock on the American Stock Exchange, or, if the shares are not listed or admitted to trading on such Exchange, on the principal

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         United States securities exchange or on the NASDAQ/NMS on which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange or on the NASDAQ/NMS, the mean between the closing high bid and low asked quotations with respect to a share on such dates on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

                (j) "Incentive Stock Option" shall mean an Option described in Code section 422(b).

                (k) "Nonstatutory Stock Option" or a "Non-Qualified Stock Option" shall mean an Option not described in Code sections 422(b) or 423(b).

                (l) "Option" shall mean a stock option granted pursuant to the Plan.

                (m) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

                (n) "Optionee" shall mean an Employee to whom an option has been granted.

                (o) "Plan" shall mean this Hungarian Telephone and Cable Corp. 1992 Incentive Stock Option Plan.

                (p) "Share" shall mean one Share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

                (q) "Subsidiary" shall mean those subsidiaries of the Corporation as defined in section 424(f) of the code.

         3.     Effective Date. This Plan was approved by the Board and
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Shareholders effective April 30, 1992.

         4.     Administration. The Plan shall be administered by the Board of
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Directors or by the Stock Option Committee (the `Committee") appointed by the
Board, consisting of not less than two members thereof. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

                The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion make determinations with respect to Employees who shall be granted Options, the number

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of Shares to be optioned to each and the designation of such Options as
Incentive Stock Options or Nonstatutory Stock Options.

               The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         5.    Eligibility. Optionees shall be such key Employees (who may be
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officers, whether or not they are directors), or directors or consultants of the
Corporation who perform services of special importance to the management, operation and development of the business of the Corporation as the Committee shall select, but subject to the terms and conditions set forth below.

               (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

               (b) For purposes of Section 5(a), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the employment relationship at any time, with or without cause.

         6.    Stock. The stock subject to Options granted under the Plan shall
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be Shares of the Corporation's authorized but unissued or reacquired Common
Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 1,250,000. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

               The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 10 hereof.

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         7.    Terms and Conditions of Options. Options granted pursuant to the
Plan shall be evidenced by written agreements in such form as the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

               (a) Date of Grant. Each option shall specify its effective date (the "date of grant"), which shall be the date specified by the Board or the Committee, as the case may be, in its action relating to the grant of the Option.

               (b) Optionee's Agreement. Each Optionee shall agree to remain in the employ of and to render to the Corporation his or her services for a period of one (1) year from the date of the granting of the Option, but such agreement shall not impose upon the Corporation any obligation to retain the Optionee in their employ for any period.

               (c) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

               (d)   Exercise Price and Consideration.

                     (i) The per Share exercise price under each Option shall be such price as is determined by the Board, subject to the following:

                     a)    In the case of an Incentive Stock Option

                           i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per share on the date of grant.

                           ii) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                     b) In the case of a Non-Qualified Stock Option the per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

                     (ii) The fair market value per Share shall be the average of the daily closing prices for the prior twenty (20) trading days of a share of the Company's Common Stock on the American Stock Exchange, or, if the shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange or on the NASDAQ/NMS on

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                  which the shares are listed or admitted to trading, or if the shares are not listed or admitted to trading on any such exchange or on the NASDAQ/NMS, the mean between the closing high bid and low asked quotations with respect to a share on such dates on the National Association of Securities Dealers, Inc. Automated Quotations System, or any similar system then in use, or if no such quotations are available, the fair market value on such date of a share as the Committee shall determine.

                  (e) Medium and Time Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that, with the consent of the Committee, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the option and having a Fair Market Value on the date of exercise equal to the Purchase Price or in any combination of cash and Shares, so long as the total of the cash so paid and the Fair Market Value of the Shares surrendered equals the Purchase Price. No Share shall be issued until full payment therefore has been made.

                  (f) Term and Exercise of Options; Nontransferability of Options. Each Option shall state the time or times when it becomes exercisable. No option shall be exercisable after the expiration of ten
         (10) years from the date it is granted. During the lifetime of the Optionee, an Incentive Stock Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Incentive Stock Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution. No Non-Qualified Option granted under the Plan shall be transferable other than by will or the laws of descent or distribution except pursuant to a domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder and except that, with the consent of the Committee acting in its sole discretion, an Optionee may transfer (a "Family Member Transfer") a Non-Qualified Option to (i) a member of the Optionee's immediate family (which for the purposes of the Plan shall have the same meaning as defined in Rule 16a-1 promulgated under the Securities Exchange Act); (ii) a trust (the "Family Trust") the beneficiaries of which consist exclusively of members of the Optionee's immediate family; and (iii) a partnership, limited partnership or other limited liability entity ("Family Entity") the members of which consist exclusively of members of the Optionee's immediate family or a Family Trust; provided that no consideration is paid for the transfer and that each Family Transferee execute an instrument agreeing to be bound by the provisions of the Plan and the restrictions as to the transferability of the Non-Qualified Option. During the lifetime of an Optionee, a Non-Qualified Option shall be exercisable only by the Optionee or his or her Family Transferee. A ("Family Transferee") is a transferee that is a Family Trust, Family Entity or a member of the immediate family of an Optionee.

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                  (g) Termination of Employment Except Death.  In the event that an Optionee shall cease to be employed by the Corporation for any reason other than his or her death, such Optionee (or permitted Family Transferee in the case of a Non-Qualified Option) shall have the right, subject to the restrictions of Subsection (f) hereof, to exercise the Option at any time within the earlier of (x) the original expiration date of the Option or (y) three (3) months after such termination of employment in the case of an Incentive Stock Option and eighteen (18) months after such termination of employment in the case of a Nonstatutory or Non-Qualified Stock Option, (twelve (12) months if termination was due to Disability in the case of an Incentive Stock Option), to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised.

                  For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee, in accordance with rules and regulations construing Code section 422(a)(2)). Notwithstanding the foregoing, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90/th/) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                  (h) Death if Optionee. If the Optionee shall die while in the employ of the Corporation and shall not have fully exercised the Option, an Option may be exercised in full, subject to the restrictions of Subsection (f) hereof, to the extent it had not previously been exercised, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance or by a permitted Family Transferee (in the case of a Non-Qualified Option).

                  If the Optionee shall die following the termination of his employment with the Company and such death shall occur prior to the earlier of (x) the original expiration date of the option or (y) three
         (3) months following the termination of employment in the case of an Incentive Stock Option, and (18) months following the termination of employment in the case of a Nonstatutory or Non-Qualified Stock Option, and such Option shall not have been fully exercised, an Option may be exercised (subject to the limitations on exercisability set forth in Subsection (f) hereof) to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option

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         directly from the Optionee by bequest or inheritance or by a permitted
         Family Transferee (in the case of a Non-Qualified Option).

                  (i) Rights as a Stockholder. An Optionee or a permitted transferee of an Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

                  (j) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised and subject to the provisions of paragraph 7(d) above) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                  (k) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

         8.       Limitation on Annual Awards.
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                  General Rule. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

         9.       Term of Plan.  Options may be granted pursuant to the Plan
                  ------------
until the termination of the Plan on April 30, 2003.


         10.      Recapitalization. Subject to any required action by the
                  ----------------
stockholders, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split, or the payment of a stock dividend.

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                 Subject to any required action by the stockholders, if the
Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that each Optionee shall in such event, if a period of one (1) year from the date of the grant of the Option shall have elapsed, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise the Option in whole or in part, subject to limitations on exercisability under Section 7(k) hereof.

                 In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                 To the extent that the foregoing adjustments related to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                 Except as hereinbefore expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                 The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         11.     Securities Law Requirements. No Shares shall be issued upon the
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exercise of any Option unless and until the Corporation has determined that: (i)
it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal Law has been satisfied.

         12.     Amendment of the Plan. The Board may, insofar as permitted by
                 ---------------------
law, from time to time, with respect to any Shares at the time not subject to Options, suspend or

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discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall:

         (a)  Increase the number of Shares issuable pursuant to the Plan; or

         (b) Change the requirements as to eligibility for participation in the Plan.

         (c) Materially increase benefits accruing to participants under the Plan.

    13.  Application of Funds. The proceeds received by the Corporation from the
         --------------------
sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

    14.  No Obligation to Exercise Option. The granting of an Option shall
         --------------------------------
impose no obligation upon the Optionee to exercise such Option.

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